UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 13, 2017

Independent Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400

McKinney, TX 75069-3257

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

The Underwriting Agreement

Independent Bank Group, Inc. (the “Company”), Independent Bank, and Piper Jaffray & Co. and U.S. Bancorp Investments, Inc. (together, the “Underwriters”), have entered into an Underwriting Agreement, dated December 13, 2017 (the “Underwriting Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $30,000,000 aggregate principal amount of the Company’s 5.00% Fixed-to-Floating Rate Subordinated Notes due December 31, 2027 (the “Notes”). The Notes will be issued, pursuant to a Second Supplemental Indenture, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) (the “Second Supplemental Indenture” to be entered into at closing, which will supplement the Indenture, dated as of June 25, 2014, between the Company and the Trustee (the “Base Indenture”)). The Notes will rank equally with the Company’s 5.875% Subordinated Notes due August 1, 2024 (the “Existing Notes”), which were issued pursuant to the Base Indenture as supplemented by the First Supplemental Indenture dated as of July 17, 2014, between the Company and the Trustee (the “First Supplemental Indenture”). The Base Indenture as supplemented by the First Supplemental Indenture and to be supplemented by the Second Supplemental Indenture is herein referred to collectively as, the “Indenture.” The Base Indenture was an exhibit to the Company’s Amendment No.1 to Registration Statement on Form S-3 as filed with the Securities and Exchange Commission (the “Commission”) on June 25, 2014, and the First Supplemental Indenture was an exhibit to the Company’s Current Report on Form 8-K filed with the Commission on July 18, 2014. Such filings can be found on the Commission’s EDGAR system at www.sec.gov or on the Company’s website at www.ibtx.com. The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Company’s Registration Statement on Form S-3 (File No. 333-218782) (the “Registration Statement”) related to the offering and sale of the Notes. The Company also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Underwriting Agreement on December 19, 2017.

The Notes will be sold to the public by the Underwriters at a price equal to 100% of the aggregate principal amount of the Notes. The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the Notes, will be $29,550,000. The Notes will bear interest at a fixed rate per annum equal to 5.00% from and including December 19, 2017, to, but excluding, December 31, 2022, payable semiannually on June 30 and December 31 (each, a “Fixed Rate Interest Payment Date”) of each year beginning June 30, 2018. From and including December 31, 2022, to, but excluding, the maturity date, the Notes will bear interest at a floating rate equal to three-month LIBOR as calculated on each applicable date of determination, plus a spread of 283 basis points, provided that if three-month LIBOR for the applicable floating rate interest period is less than zero, the three-month LIBOR rate will be deemed to be zero, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, a “Floating Rate Interest Payment Date”), commencing March 31, 2023. Payments of interest will be made to each person in whose name such Note is registered at the close of business on the June 15 or December 15 immediately preceding the applicable Fixed Rate Interest Payment Date during the period in which interest is payable semiannually and to each person in whose name such Note is registered at the close of business on the March 15, June 15, September 15 or December 15 immediately preceding the applicable Floating Rate Interest Payment Date during the period in which interest is payable quarterly. The Notes will mature on December 31, 2027.

The Notes will be subordinated, unsecured debt securities of the Company and will rank below the Company’s senior indebtedness, as defined in the Base Indenture, and will rank equally with the Existing Notes and will rank equally with, senior to or junior to other subordinated indebtedness that the Company may issue in the future, as provided by the terms of such indebtedness. In addition, the Notes will rank senior to the Company’s outstanding junior subordinated debentures underlying certain outstanding trust preferred securities. The date of issuance, initial interest accrual date, first interest payment date and issue price of the Notes to be sold in this offering pursuant to the Underwriting Agreement were established by action of the Pricing Committee of the Company’s Board of Directors pursuant to, and in accordance with, the terms of the Indenture. The terms of the Notes are as set forth in the Indenture, which will govern the Notes, and in the form of the Global Note (as defined below) that will represent the Notes to be sold in the offering.

The material terms of the Notes are described in the Company’s final prospectus supplement dated December 13, 2017, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated June 16, 2017, which relates to the offer and sale from time to time of securities of the Company, including subordinated debt securities of the Company to be issued pursuant to the Indenture (the “Base Prospectus”). The Prospectus Supplement, together with the Base Prospectus, was filed by the Company with the Commission on December 14, 2017, pursuant to Rule 424(b)(5) under the Securities Act in connection with the offer and sale of the Notes. A Final Term Sheet, dated December 13, 2017, relating to, and setting forth certain terms of, the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act as of December 13, 2017.

The Notes will be delivered in book-entry form only. The Notes will be represented by a single global note in the principal amount of $30,000,000 (the “Global Note”), which will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Note will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

The foregoing is a summary and is qualified by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 13, 2017, the Company issued a press release announcing the commencement of the Company’s offering of the Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On December 13, 2017, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with the General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, which are furnished herewith pursuant to and relate to Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liability under Section 18 of the Exchange Act. The information in Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 hereto and Exhibit 99.2 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the Commission pursuant to the Securities Act, the rules and regulations of the Commission thereunder, the Exchange Act, or the rules and regulations of the Commission thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

The following are exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1*	Underwriting Agreement, dated December 13, 2017, among Independent Bank Group, Inc., Independent Bank, Piper Jaffray & Co. and U.S. Bancorp Investments, Inc., as underwriters.

4.1**	Subordinated Debt Indenture dated June 25, 2014 by and between Independent Bank Group, Inc. and Wells Fargo Bank, National Association, in its capacity as indenture trustee.

99.1***	Press Release announcing the commencement of the offering of the Notes issued by Independent Bank Group, Inc., dated December 13, 2017.

99.2***	Press Release announcing the pricing of the Notes issued by Independent Bank Group, Inc., dated December 13, 2017.

*	Filed herewith.
**	Incorporated herein by reference to Exhibit 4.6 to the Company’s Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-196627) as filed with the Commission on June 25, 2014.
***	Furnished to the Commission herewith as exhibits relating to information furnished to the Commission under Item 7.01 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2017

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
David R. Brooks
Chairman of the Board, Chief Executive Officer and President